Supplement dated July 20, 2022
to the following initial summary prospectus(es):
Soloist, Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Architect 2.0, Nationwide Destination Future, Nationwide Destination Future NY, Nationwide O Series, Nationwide Destination Freedom+ Variable Annuity, Nationwide Advisory Retirement Income Annuity, Nationwide Advisory Retirement Income Annuity - New York, Monument Advisor, Monument Advisor Select, Monument Advisor NY, and Monument Advisor Select NY dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At a special meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on July 13, 2022, the Board approved the appointment of NS Partners Ltd ("NS Partners") as the new subadviser to the NVIT AllianzGI International Growth Fund (the "Fund"). This change is anticipated to take effect on or about July 18, 2022 (the "Effective Date").
As of the Effective Date, the initial summary prospectus is amended as follows:
1. The name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class II	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class II
All references to the Fund’s former name are replaced accordingly.
2. All references to Allianz Global Investors U.S. LLC are hereby deleted and replaced with NS Partners Ltd.
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